Exhibit 10.5

JOINDER TO INTERCREDITOR AGREEMENT

RELATING TO

SERIES 2026-A SENIOR SECURED SAC BONDS –

APPALACHIAN POWER RECOVERY FUNDING LLC

This JOINDER TO INTERCREDITOR AGREEMENT (this “Joinder”), dated as of [●], 2026, is entered into by each of the following Persons, in its capacity(ies) specified below (each, an “Additional Party”), AEP CREDIT, INC., a Delaware limited liability company (the “Receivables Buyer”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Receivables Purchasers and as Control Agent under the Intercreditor Agreement (in such capacities, the “Agent”):

•	Appalachian Power Company, a Virginia corporation, as a “Company”, “Securitization Property Servicer” and “Receivables Sub-Servicer”;

•	Appalachian Power Recovery Funding LLC, a Delaware limited liability company, as a “Bond Issuer”; and

•	U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity but solely in its capacity as an “Indenture Trustee”.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2022, as amended and restated as of December 9, 2024 (the “Intercreditor Agreement”), by and among the Receivables Buyer, the Agent, each Company from time to time party thereto, each Bond Issuer from time to time party thereto and each Indenture Trustee from time to time party thereto. The defined terms contained in the Intercreditor Agreement are incorporated herein.

Each Additional Party hereby agrees (a) to become a party to the Intercreditor Agreement for all purposes thereof on the terms set forth therein in the capacity specified above; (b) to be bound by the terms of the Intercreditor Agreement as if such Additional Party had executed and delivered the Intercreditor Agreement as an original party thereto in such capacity; (c) the “Agency Agreement”, “Commission”, “Indenture”, “Purchase Agreement”, “Sale Agreement”, “Securitization Property”, “Securitization Charges” and “Servicing Agreement” specified on Schedule 1 to this Joinder shall constitute an Agency Agreement, Commission, Indenture, Purchase Agreement, Sale Agreement, Securitization Property, Securitization Charges and Servicing Agreement, respectively, for all purposes under the Intercreditor Agreement; and (d) any communications, including notices and instructions, with respect to such Additional Party may be given at the address for such Additional Party specified on Schedule 1 hereto.

The Indenture Trustee as an Additional Party under this Intercreditor Agreement and pursuant to Section 16 of the Intercreditor Agreement, is entitled to all the rights, benefits, protection, immunities, and indemnities afforded to it under the Indenture.

The provisions of Section 9 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Intercreditor Agreement will apply with like effect to this Joinder.

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

APPALACHIAN POWER COMPANY, as a Company, a Securitization Property Servicer and a Receivables Sub-Servicer
By:
Name:
Title:

APPALACHIAN POWER RECOVERY FUNDING LLC, as a Bond Issuer
By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as an Indenture Trustee
By:
Name:
Title:

AEP CREDIT, INC., as Receivables Buyer
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Control Agent
By:
Name:
Title:

Signature Page to

Joinder to Intercreditor Agreement

(Appalachian Power Recovery Funding LLC)

Schedule 1 to Joinder

Company, Securitization Property Servicer and Receivables Sub-Servicer	Appalachian Power Company

Notice Address	One Riverside Plaza Columbus, Ohio 43215 Attention: Treasurer Telephone: (614) 716-1000 Email: Treasury_Operations_AEP@aep.com

Bond Issuer	Appalachian Power Recovery Funding LLC

Notice Address	1051 E Cary St., Suite 1100 Richmond, Virginia 23219 Attention: Vice President – Regulatory and Finance Telephone: (614) 716-1519 Email: Treasury_Operations_AEP@aep.com

Indenture Trustee	U.S. Bank Trust Company, National Association

Notice Address

190 South LaSalle Street, 7th Floor, MK-IL-SL7R

Chicago, Illinois 60603

Attention: Corporate Trust Services / Kentucky Power Cost Recovery LLC

Telephone: (312) 332-7496

Email: matthew.smith2@usbank.com; melissa.rosal@usbank.com; and maryann.turbak@usbank.com

Agency Agreement	Third Amended and Restated Agency Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Commission	State Corporation Commission of the Commonwealth of Virginia (including any governmental authority succeeding to the duties of such agency)

Financing Order	The Financing Order, issued on November 24, 2025, in Case No. PUR-2025-00116, by the Commission pursuant to the Securitization Act

Indenture	Indenture, dated as of [●], 2026, by and between the Bond Issuer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as amended, restated or modified from time to time

Purchase Agreement	Third Amended and Restated Purchase Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Sale Agreement	Purchase and Sale Agreement, dated as of [●], 2026, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Securitization Act	§ 249.8 of Title 56 of the Code of Virginia, as amended from time to time

Securitization Charges	The “securitized asset cost charges” (as defined in § 249.8 A. of Title 56 of the Code of Virginia) approved by the Commission in the Financing Order

Securitization Property	The “Securitized Asset Cost Property” as defined in, and as created pursuant to, the Financing

Servicing Agreement	Servicing Agreement, dated as of [●], 2026, by and between the Bond Issuer and the Company, as amended, restated or modified from time to time

Schedule 1 to Joinder